TO THE PARTICIPANTS OF GREAT-WEST VARIABLE ANNUITY ACCOUNT A:

Once again the equity market in the United States, and for that matter around the globe, produced strong returns for investors in 1999. However, once the high-flying technology and Internet sectors are removed from the picture, U.S. stock market returns can be described as mediocre at best. Even the looming possibility of a "Y2K" calamity was not enough to slow these red-hot sectors of the equity market in the final trading days of the old millennium. Outside the U.S., the strongest returns were registered in the stock markets of the Pacific Rim. European exchanges also weighed in with solid gains for the year.

The near-collapse of the Asian economic system widely feared less than two years ago became a distant memory as 1999 unfolded. As more evidence built that Pacific Rim economies were on the mend, investors bid share prices much higher in these markets. The exponential growth in technology spending around the world helped push related U.S. stocks to unprecedented levels both in the absolute and in terms of valuation parameters. Higher prices on the major European stock exchanges were more broad-based than gains in U.S. shares.

At the same time this narrow sector of the U.S. stock market scaled new heights, the bond market suffered its second worst year since the 1970's. Interest rates rose sending bond prices lower, as the Federal Reserve (the Fed) reversed all of the easing undertaken in support of the global economy during 1998. Market analysts expect the Fed to remain in a tightening (increasing) rate mode for at least the first portion of the year 2000. The Fed is attempting to cool the red-hot U.S. economy, taking pressure off an extremely tight U.S. labor market, in an effort to nip any build-up of inflationary pressure in the bud.

If worldwide growth continues to strengthen as we progress through 2000, the excess capacity, which helped support the low inflation environment in the U.S., will gradually be utilized. We have already witnessed a pick up in industrial commodity prices, the most prevalent being more than a doubling in the price of crude oil. The gradualist rate-hike approach taken by the Fed thus far has done little to slow the economy. We should expect the Fed to continue to raise short-term rates until the central bankers are comfortable the U.S. economy is growing at a rate where inflationary pressures are minimal. If this takes more than a gradual approach and rates ratchet higher, the high-flying sectors of the U.S. stock market may be in for trouble.

It is not possible to predict the future direction of the financial markets with any degree of certainty. So, there are certain basic investment principles designed to help investor's plan for their future needs. These include determining one's investment objectives. A realistic approach in determining objectives is a hard look at what level of risk one must assume to achieve those objectives. Factors such as age, health, and other available financial resources enter the picture when determining one's tolerance and need to assume investment risk. Finally, the best investment results achievable over the long term belong to those who develop a sound investment plan and stick to it.

No matter what your investment objectives, risk tolerance or investment horizon, it makes sense to diversify your holdings. Diversification may include not only investing in multiple companies, but also spreading your investments across various industries, asset classes and even countries.

GW Capital Management, LLC is the investment advisor for Great-West Variable Annuity Account A.


















                      GREAT-WEST VARIABLE ANNUITY ACCOUNT A


              Financial Statements for the Years Ended December 31,
                 1999 and 1998 and Independent Auditors' Report

INDEPENDENT AUDITORS' REPORT


To the Variable Annuity Account Committee and the Participants of Great-West Variable Annuity Account A:


We have audited the accompanying statement of assets and liabilities of the Great-West Variable Annuity Account A, including the schedule of investments, as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period ended December 31, 1999. These financial statements and financial highlights are the responsibility of Great-West Variable Annuity Account A's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Great-West Variable Annuity Account A at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

February 15, 2000

GREAT-WEST VARIABLE ANNUITY ACCOUNT A

Statement of Assets and Liabilities
December 31, 1999
================================================================================

ASSETS:

Investments, market value (cost - $7,638,147)               8,037,890
Interest and dividends receivable                              18,021
Cash                                                           76,574
                                                         ------------------

        Total Assets                                        8,132,485

LIABILITIES:

Due to Great-West Life & Annuity Insurance Company             29,532
Contract benefits payable (Note 3)                             27,591
                                                         ------------------

        Total Liabilities                                      57,123
                                                         ------------------

Net Assets                                                  8,075,362
                                                         ==================

NET ASSETS REPRESENTED BY:

Accumulation units - 612,446 units at $12.402               7,595,677
Reserves for annuities in course of payment                   479,685
                                                         ------------------

Net Assets                                                  8,075,362
                                                         ==================



See notes to financial statements.

GREAT-WEST VARIABLE ANNUITY ACCOUNT A

Statement of Operations
Year Ended December 31, 1999
================================================================================

INVESTMENT INCOME:

Dividends                                                        159,754
Interest                                                          18,426
                                                            ------------------

        Total investment income                                  178,180

EXPENSES:

Administration                                                    25,239
Mortality risks                                                   34,127
Investment management and advisory services                       41,132
Expense risks                                                      6,067
                                                            ------------------

        Total expenses                                           106,565
                                                            ------------------

Net Investment Income                                             71,615
                                                            ------------------

REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:

Net realized gain on investments                               1,577,058
Net change in unrealized appreciation on investments          (1,435,350)
                                                            ------------------

Net Realized and Unrealized Gain on Investments                  141,708
                                                            ------------------

Net Increase in Net Assets Resulting from Operations             213,323
                                                            ==================



See notes to financial statements.

GREAT-WEST VARIABLE ANNUITY ACCOUNT A

Statements of Changes in Net Assets

Years Ended December 31, 1999 and 1998
=================================================================================================

FROM OPERATIONS:                                                 1999                 1998
                                                            ----------------    -----------------

Net investment income                                    $         71,615    $          78,490
Net realized gains on investments                               1,577,058              392,795
Net change in unrealized appreciation on investments           (1,435,350)             713,634
                                                            ----------------    -----------------

        Increase in net assets
          resulting from operations                               213,323            1,184,919
                                                            ----------------    -----------------

FROM UNIT SHARE TRANSACTIONS:

Surrenders                                                     (1,246,308)            (293,653)
Annuity payments                                                 (145,991)            (127,977)
Death payments                                                    (39,343)             (28,572)
Transfer in respect of mortality guarantees                         5,529               28,054
                                                            ----------------    -----------------

        Decrease in net assets derived from unit
          share transactions                                   (1,426,113)            (422,148)
                                                            ----------------    -----------------

Capital contribution from Great-West Life &
  Annuity Insurance Company                                        52,222
                                                            ----------------    -----------------

Net increase (decrease) in net assets                          (1,160,568)             762,771

NET ASSETS:

Beginning of period                                             9,235,930            8,473,159
                                                            ----------------    -----------------
End of period                                            $      8,075,362    $       9,235,930
                                                            ================    =================






See notes to financial statements.

GREAT-WEST VARIABLE ANNUITY ACCOUNT A

Financial Highlights
================================================================================
Selected data for an accumulation unit for the years ended December 31, 1999, 1998, 1997, 1996, and 1995, were as follows:


                                       1999        1998        1997         1996        1995
                                    ----------- -----------  ----------  ----------- -----------
Unit Value, Beginning of Period    $  11.953   $  10.661   $    8.767  $    7.501   $   6.070
Income From Investment Operations:
Net investment income                   .117        .084         .167        .053        .089
Net realized and unrealized gains
  (losses) on investments               .332       1.208        1.727       1.213       l.342
                                    ----------- -----------  ----------  ----------- -----------

Total From Investment Operations
  (Note A)                              .449       1.292        1.894       1.266       1.431
                                    ----------- -----------  ----------  ----------- -----------

Unit Value, End of Period          $  12.402   $  11.953   $   10.661  $    8.767   $   7.501
                                    =========== ===========  ==========  =========== ===========

Total Return                           3.76%      12.12%       20.27%      15.90%      23.56%

Net Assets, End of Period          $8,075,362  $9,235,930  $ 8,473,159 $ 7,739,861  $6,990,140

Ratio of Expenses to Average
  Net Assets                           1.22%       1.03%        1.27%       1.25%       1.18%

Ratio of Net Investment Income
  to Average Net Assets                 .82%        .77%        1.74%       1.89%       2.49%

Portfolio Turnover Rate               76.26%      51.93%      151.4%       64.4%       62.2%





NOTE A - Net investment income and realized and unrealized gains (losses) are reflected in the value of the accumulation units. Dividends are not declared from income and capital gains are not distributed.

GREAT-WEST VARIABLE ANNUITY ACCOUNT A

Notes to Financial Statements
Years Ended December 31, 1999 and 1998
================================================================================

NOTE 1 - HISTORY

Great-West Variable Annuity Account A (Variable Annuity Account A) is a separate and distinct investment fund established by The Great-West Life Assurance Company (Great-West Life). On December 31, 1991, Variable Annuity Account A was transferred to and the variable annuity contracts were reinsured by Great-West Life & Annuity Insurance Company (GWL&A), a wholly-owned subsidiary of
Great-West Life. Variable Annuity Account A is registered as an open-end diversified management investment company under the Investment Company Act of 1940, and the registration under the Securities Act of 1933 of the group variable annuity contracts funded by Variable Annuity Account A became effective on November 27, 1968. Purchase payments were first placed in Variable Annuity Account A on January 3, 1969.

Effective  April 6,  1984,  Great-West  Life  ceased  issuing  variable  annuity contracts. Effective May 1, 1987, Great-West Life has not allowed new participants to be enrolled under existing variable annuity contracts and, effective May 1, 1989, no additional contributions under existing variable annuity contracts are being accepted.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The  cost  of   securities   sold  is   determined  on  the  basis  of  specific
identification.

Securities traded on national exchanges are valued daily at the closing price of the securities on these exchanges, and securities traded on over-the-counter markets are valued daily at the average between bid and asked prices. Short-term securities are valued at amortized cost, which approximates market value. Security transactions are recorded at the earlier of trade date or the date a commitment is made to buy or sell the related investment.

Dividend income is accrued as of the ex-dividend date and interest income is recorded daily.

NOTE 3 - RELATED-PARTY TRANSACTIONS

GWL&A provides administrative, investment management, and advisory services to Variable Annuity Account A and has assumed mortality and expense risks of the contracts. A daily deduction of .003285% (an effective annual rate of 1.2064%) is made from the gross investment income of Variable Annuity Account A. This deduction, expressed on an annual basis, is broken down as follows: 0.2857% for administrative expenses, 0.3863% for mortality risks, 0.0688% for expense risks, and 0.4656% for investment management and advisory services. Effective November 1, 1996 a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company, GW Capital Management, LLC, serves as investment advisor.

Contract benefit payments are advanced by GWL&A to contract holders on behalf of Variable Annuity Account A. Variable Annuity Account A reimburses GWL&A for these payments periodically.

NOTE 4 - INVESTMENTS

The aggregate purchases of investments and the aggregate proceeds from sales of investments were (excluding short-term securities) as follows:

Common Stock                                           1999                  1998
---------------------------------------------    ------------------    ------------------
  Purchases                                   $       6,405,326     $       4,642,927
  Proceeds from sales                                 7,700,111             4,034,420

NOTE 5 - FEDERAL INCOME TAXES

The Variable Annuity Account A investment income is applied to increase accumulation unit values. Under existing federal income tax law, Variable Annuity Account A investment income is not taxed to the extent that it is applied to increase accumulation unit values. GWL&A reserves the right to charge the Variable Annuity Account A if such taxes are imposed in the future.

NOTE 6 - ACCUMULATION UNITS

A summary of the transactions in accumulation units follows:

                                        1999                  1998
                                  ------------------    ------------------
Outstanding - January 1                  717,490               746,562
  Redeemed during the year:
    Surrender                           (101,487)              (26,596)
    Death                                 (3,557)               (2,476)
                                  ------------------    ------------------
                                        (105,044)              (29,072)
                                  ------------------    ------------------
Outstanding - December 31                612,446               717,490
                                  ==================    ==================



NOTE 7 - ACCUMULATION UNIT VALUES - (Unaudited)
==============================================================================================

       VALUATION              ACCUMULATION              VALUATION             ACCUMULATION
         DATE                  UNIT VALUE                  DATE                UNIT VALUE
------------------------  ----------------------  ----------------------- ----------------------
January 3, 1969         $     1.00000000          March 31, 1979         $    1.03700469
March 28, 1969          $     1.07468400          June 30, 1979          $    1.03384794
June 27, 1969           $     1.07583259          September 30, 1979     $    1.07966980
September 30, 1969      $     1.04319336          December 31, 1979      $    1.09861144
December 31, 1969       $     1.05956294          March 31, 1980         $    1.02778990
March 31, 1970          $     1.05322327          June 30, 1980          $    1.15888482
June 30, 1970           $      .86337212          September 30, 1980     $    1.24125856
September 30, 1970      $      .98057690          December 31, 1980      $    1.34937658
December 31, 1970       $     1.08416020          March 31, 1981         $    1.34420316
March 31, 1971          $     1.28783953          June 30, 1981          $    1.31151501
June 30, 1971           $     1.31417688          September 30, 1981     $    1.21957549
September 30, 1971      $     1.34600160          December 31, 1981      $    1.34034823
December 31, 1971       $     1.40624309          March 31, 1982         $    1.22060069
March 31, 1972          $     1.50937876          June 30, 1982          $    1.21747890
June 30, 1972           $     1.46441659          September 30, 1982     $    1.32107048
September 29, 1972      $     1.41141921          December 31, 1982      $    1.54829628
December 31, 1972       $     1.43641768          March 31, 1983         $    1.72492408
March 30, 1973          $     1.14518173          June 30, 1983          $    1.88999803
June 29, 1973           $      .94975920          September 30, 1983     $    1.85391985
September 28, 1973      $     1.12752636          December 31, 1983      $    1.86959830
December 31, 1973       $      .98798465          March 31, 1984         $    1.77987261
March 29, 1974          $      .92504974          June 30, 1984          $    1.74123169
June 28, 1974           $      .84636772          September 30, 1984     $    1.89436321
September 30, 1974      $      .69582357          December 31, 1984      $    1.94021457
December 31, 1974       $      .76438983          March 31, 1985         $    2.11639231
March 31, 1975          $      .85484991          June 30, 1985          $    2.31593116
June 30, 1975           $      .94523691          September 30, 1985     $    2.17502453
September 30, 1975      $      .86720026          December 31, 1985      $    2.50415588
December 31, 1975       $      .89703274          March 31, 1986         $    2.92575544
March 31, 1976          $     1.02654318          June 30, 1986          $    3.12894373
June 30, 1976           $     1.04254066          September 30, 1986     $    2.79849885
September 30, 1976      $     1.02175714          December 31, 1986      $    2.92996949
December 31, 1976       $     1.06312535          March 31, 1987         $    3.45357315
March 31, 1977          $      .96668709          June 30, 1987          $    3.47692861
June 30, 1977           $      .97779837          September 30, 1987     $    3.58107036
September 30, 1977      $      .91543186          December 31, 1987      $    2.90927633
December 31, 1977       $      .91330430          March 31, 1988         $    3.03211290
March 31, 1978          $      .88025820          June 30, 1988          $    3.14170371
June 30, 1978           $      .94981303          September 30, 1988     $    3.19555027
September 30, 1978      $     1.02175412          December 31, 1988      $    3.24632490
December 31, 1978       $      .94566769
                                                                               (Continued)


NOTE 7 - ACCUMULATION UNIT VALUES - (Unaudited)

==============================================================================================

       VALUATION              ACCUMULATION              VALUATION             ACCUMULATION
         DATE                  UNIT VALUE                  DATE                UNIT VALUE
------------------------  ----------------------  ----------------------- ----------------------
March 31, 1989          $     3.40048089          March 31, 1999         $   12.29221948
June 30, 1989           $     3.66057985          June 30, 1999              13.52815376
September 30, 1989      $     4.03595925          September 30, 1999         12.49689723
December 31, 1989       $     4.16667314          December 31, 1999          12.40218931
March 31, 1990          $     4.10420565
June 30, 1990           $     4.40575331
September 30, 1990      $     3.95067300
December 31, 1990       $     4.09586804
March 31, 1991          $     4.67731834
June 30, 1991           $     4.46997251
September 30, 1991      $     4.70629835
December 31, 1991       $     5.17489662
March 31, 1992          $     5.00089395
June 30, 1992           $     4.90045709
September 30, 1992      $     4.94334533
December 31, 1992       $     5.39680799
March 31, 1993          $     5.70268053
June 30, 1993           $     5.91443136
September 30, 1993      $     6.20352631
December 31, 1993       $     6.24551098
March 31, 1994          $     6.07099873
June 30, 1994           $     5.98373289
September 30, 1994      $     6.21184797
December 31, 1994       $     6.07070336
March 31, 1995          $     6.43386353
June 30, 1995           $     6.93539739
September 30, 1995      $     7.34349110
December 31, 1995       $     7.50058268
March 31, 1996          $     7.97167430
June 30, 1996           $     8.16277408
September 30, 1996      $     8.36088935
December 31, 1996       $     8.76699327
March 31, 1997          $     9.10319430
June 30, 1997           $     9.87479147
September 30, 1997      $    10.11055595
December 31, 1997       $    10.66148379
March 31, 1998          $    10.99141808
June 30, 1998           $    11.46520474
September 30, 1998      $     9.63105524
December 31, 1998       $    11.95317612
                              (Concluded)





Great-West Variable Annuity Account A

COMMON STOCK

COMMUNICATIONS --- 8.0%
      3,150 AT&T Corp                                                    159,862
     10,000 Andrew Corp*                                                 189,370
      2,100 Gannett Co Inc                                               171,280
      2,500 SBC Communications Inc                                       121,875
                                                                        $642,387

CREDIT INSTITUTIONS --- 9.3%
      7,600 BancWest Corp                                                148,200
      6,000 Huntington Bancshares Inc                                    143,250
      5,500 Regions Financial Corp                                       138,188
      4,300 SouthTrust Corp                                              162,592
      3,900 Union Planters Corp                                          153,804
                                                                        $746,034

ELECTRIC --- 3.8%
      4,300 Consolidated Edison Inc                                      148,350
      5,500 Constellation Energy Group                                   159,500
                                                                        $307,850

ELECTRONICS - HIGH TECH --- 9.0%
      4,300 3Com Corp*                                                   202,100
      4,600 Compaq Computer Corp                                         124,485
      2,000 Eastman Kodak Co                                             132,500
      2,600 Johnson Controls Inc                                         147,875
      5,300 Lockheed Martin Corp                                         115,938
                                                                        $722,898

ENVIRONMENTAL SERVICES --- 1.6%
      7,500 Waste Management Inc                                         128,903
                                                                        $128,903

HOLDING & INVEST. OFFICES --- 5.9%
      4,040 Bank One Corp                                                129,530
      2,900 Bank of America Corp                                         145,542
      3,300 MGIC Investment Corp                                         198,617
                                                                        $473,689

INDUSTRIAL SERVICES --- 1.9%
      3,000 Shared Medical Systems Corp                                  152,811
                                                                        $152,811

INSURANCE --- 10.8%
      6,700 Allstate Corp                                                160,800
      3,000 Arthur J Gallagher & Co                                      194,250
      4,100 Hartford Financial Services Group Inc                        194,237
      3,800 Lincoln National Corp                                        152,000
      5,800 Torchmark Corp                                               168,560
                                                                        $869,847

MFTG - CONSUMER PRODS. --- 11.1%
      3,000 Hershey Foods Corp                                           142,500
      4,700 Lancaster Colony Corp                                        155,687
      4,500 Leggett & Platt Inc                                           96,467
      4,600 Liz Claiborne Inc                                            173,075
      5,400 Watson Pharmaceuticals Inc*                                  193,385
      2,900 Willamette Industries Inc                                    134,667
                                                                        $895,781

MFTG - INDUSTRIAL PRODS. --- 16.8%
      6,300 Brunswick Corp                                               140,175
      4,400 Dana Corp                                                    131,723
      2,900 Kimberly-Clark Corp                                          189,225
      5,100 National Service Industries Inc                              150,450
      2,500 PPG Industries Inc                                           156,405
      3,200 Rockwell International Corp                                  153,200
      7,700 USX-US Steel Group                                           254,100
      4,400 Vulcan Materials Co                                          175,723
                                                                      $1,351,001

OIL & GAS --- 13.8%
      1,800 Atlantic Richfield Co                                        155,700
      4,000 Coastal Corp                                                 141,748
      2,112 Exxon Mobil Corp                                             170,147
      4,600 Halliburton Co                                               185,150
      7,000 Helmerich & Payne Inc                                        152,684
      2,800 Schlumberger Ltd                                             157,500
      5,600 Sunoco Inc                                                   131,600
        543 Transocean Sedco Forex Inc                                    18,299
                                                                      $1,112,828

RETAIL TRADE --- 6.0%
      6,800 Brinker International Inc*                                   163,200
      7,700 Dillards Inc Class A                                         155,440
      5,300 Sears Roebuck & Co                                           161,316
                                                                        $479,956

TELEPHONE --- 1.9%
      2,500 Bell Atlantic Corp                                           153,905
                                                                        $153,905

TOTAL COMMON STOCK --- 100.0%                                         $8,037,890
(Cost $7,638,147)

TOTAL VARIABLE ANNUITY ACCOUNT A--- 100.0%                           $8,037,890
(Cost $7,638,147)